                                                                     EXHIBIT 4.1

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
                                       RIGHTS ATTACHED TO THIS CERTIFICATE DESCRIBED ON REVERSE


               THIS CERTIFICATE IS TRANSFERABLE IN THE
                    CITIES OF HOUSTON AND NEW YORK                                         COMMON STOCK
                                                                                     PAR VALUE $.001 PER SHARE

----------------                                                                                                    ----------------
     NUMBER                                                                                                              SHARES
RR
----------------           RELIANT RESOURCES(TM)           [LOGO]                                                   ----------------

                                                                                          CUSIP 75952B 10 5
                                                                                SEE REVERSE FOR CERTAIN DEFINITIONS

                                                       RELIANT RESOURCES, INC.
                                         INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

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                      THIS CERTIFIES THAT








                      IS THE OWNER OF
                    --------------------------------------------------------------------------------------------
                                  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

                                                     CERTIFICATE OF STOCK

                      Reliant Resources, Inc. (the "Company"), transferable on the books of the Company by the holder in person or by attorney on surrender of this Certificate duly endorsed. This
                      Certificate is not valid until countersigned by a Transfer Agent and registered by a
    [SEAL]            Registrar of the Company.
                        Witness the seal of said Company and the signatures of its duly authorized officers.
                                                                                         Reliant Resources, Inc.
                Dated                                                        By
                COUNTERSIGNED AND REGISTERED:                                        /s/ R.S. LETBETTER
                            RELIANT ENERGY, INCORPORATED                        CHAIRMAN, PRESIDENT AND CHIEF
--------------                   (HOUSTON, TEXAS)                               EXECUTIVE OFFICER
                                                   TRANSFER AGENT
                                                    AND REGISTRAR                   /s/ HUGH RICE KELLY
--------------  BY                                                              SENIOR VICE PRESIDENT, GENERAL
American Bank                                                                   COUNSEL AND CORPORATE SECRETARY
Note Company                                 AUTHORIZED SIGNATURE
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                            RELIANT RESOURCES, INC.

     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OR SERIES THEREOF OF THE COMPANY, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
  TEN COM - as tenants in common                              UNIF GIFT MIN ACT - ..........Custodian..........
  TEN ENT - as tenants by the entireties                                            (Cust)             (Minor)
  JT TEN  - as joint tenants with right of                                        under Uniform Gifts to Minors
            survivorship and not as tenants                                       Act .............
            in common                                                                   (State)
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    Additional abbreviations may also be used though not in the above list.

     For value received,__________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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                                     |
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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE


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                                                                          Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   ---------------------------------------------


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Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated,
      ----------------------------

         NOTICE:                  X
                                   ---------------------------------------------
THE SIGNATURE(S) TO THIS                           (SIGNATURE)
ASSIGNMENT MUST CORRES-
POND WITH THE NAME(S) AS
WRITTEN UPON THE FACE OF   ---->
THE CERTIFICATE IN EVERY          X
PARTICULAR WITHOUT ALTER-          ---------------------------------------------
ATION OR ENLARGEMENT OR                            (SIGNATURE)
ANY CHANGE WHATEVER.
                                  ----------------------------------------------
                                  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                  ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                  STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                  AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                  APPROVED SIGNATURE GUARANTEE MEDALLION
                                  PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
                                  ----------------------------------------------

                                  SIGNATURE(S) GUARANTEED BY:





                                  ----------------------------------------------

     This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Reliant Resources, Inc. (the "Company") and The Chase Manhattan Bank (the "Rights Agent") dated as of January 15, 2001, as it may from time to time be supplemented or amended (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may be exchanged, may expire or may be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), AND CERTAIN TRANSFEREES THEREOF, WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.